Consolidated Balance Sheets (Unaudited) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash	$ 14,788	$ 2,663	$ 37,973
Prepaid expenses	564	0	0
TOTAL CURRENT ASSETS	15,352	2,663	37,973
Furniture, Fixtures & Equipment (net of accumulated depreciation)	846	0	0
TOTAL FURNITURE, FIXTURES & EQUIPMENT	846	0	0
TOTAL ASSETS	16,198	2,663	37,973
CURRENT LIABILITIES
Accounts payable and accrued expenses	23,919	7,500	7,500
Customer deposits / retainers	150,000	0	0
Judgments payable	2,300,945	2,300,945	2,300,945
TOTAL CURRENT LIABILITIES	2,474,864	2,308,445	2,308,445
STOCKHOLDERS' (DEFICIT)
Common stock	358,859	438,859	288,859
Preferred stock	0	0	0
Additional paid in capital	2,687,473	2,507,473	1,907,473
Retained (deficit)	(5,504,997)	(5,252,114)	(4,466,804)
TOTAL STOCKHOLDERS' (DEFICIT)	(2,458,665)	(2,305,782)	(2,270,472)
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)	$ 16,198	$ 2,663	$ 37,973